Exhibit 10.60


                               AMENDMENT NO. 1 TO
                            ASSET PURCHASE AGREEMENT


      This Amendment No. 1 (this "Amendment") is dated March 2, 2001, and is between BAUSCH & LOMB INCORPORATED, a New York corporation ("Buyer"), BAUSCH & LOMB SURGICAL, INC., a Delaware corporation ("BLS"), OPTEX OPHTHALMOLOGICS, INC., a Delaware corporation ("Optex"), and ATLANTIC TECHNOLOGY VENTURES, INC., a Delaware corporation ("Atlantic"), and amends the Asset Purchase Agreement dated January 31, 2001, between Buyer, BLS, Optex and Atlantic (the "Agreement"). All terms used but not defined in this Agreement have the meanings ascribed to those terms in the Agreement.

      The parties agree as follows:

      1. Amendment of Section 3.2. The text of Section 3.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

      Buyer and Seller shall allocate the Purchase Price (and all other capitalizable costs) among the Assets for all purposes (including financial accounting and tax purposes) as follows:

      Items                                                          Price

      Patents, trademarks and other intangibles                    $1,895,185

      Prepaid Royalties                                            $1,000,000

      Fixtures                                                        $32,562

      Equipment                                                       $72,253

      Molds                                                                $0

      Inventory                                                            $0

      2. Molds and Inventory. The parties acknowledge that Buyer has previously purchased pursuant to the Development Agreement all of Optex's molds and inventory.

      3. Amendment of Section 7.7. Clauses (a) through (c) of Section 7.7 of the Agreement are hereby amended to read as follows:

            (a) Completion by December 31, 2002, of a clinical study designed by Buyer to assess the functionality of the Catarex Handpiece in human cataract surgery.

            (b) Production by June 30, 2003, of a prototype Catarex Handpiece (the "Redesigned Catarex Handpiece") that satisfies Buyer's manufacturing cost specifications.

            (c) Completion of a Clinical Demonstration using the Redesigned Catarex Handpiece by September 30, 2003.

      4. Amendment of Schedules 2.1(a) and 2.1(b). Schedules 2.1(a) and 2.1(b) of the Agreement are hereby deleted in their entirety and replaced with Schedules 2.1(a) and 2.1(b) attached hereto.

      5. Trademark. The parties acknowledge that all right, title, and interest in and to the CATAREX trademark, together with the associated business goodwill, was assigned by Seller to BLS prior to the execution of the Agreement, and that accordingly, no assignment of the CATAREX trademark is necessary to satisfy the terms of the Agreement.

      Effective as of the Closing, all rights or licenses, if any granted by Buyer or BLS to Seller pursuant to Section 11.1 of the Development Agreement, as amended, shall be terminated, canceled, and released in all respects. All of the rights, duties, obligations and liabilities of the parties under any such license shall be terminated, canceled, and released in all respects and shall be of no further force and effect, and neither party to such license shall any duty, liability, or responsibility whatsoever for the payment of any amount or the performance of any obligations thereunder.

      6. Governing Law. This Amendment is governed by New York law without giving effect to principles of conflict of laws.

      7. Execution in Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which is an original but all of which together constitute one and the same instrument.

                            [signature page follows]

      The undersigned are signing this Amendment on March 2, 2001.


                              BAUSCH & LOMB INCORPORATED



                              By:  /s/ Stephen C. McCluski
                                   -----------------------------------------
                                    Name:  Stephen C. McCluski
                                    Title: Senior Vice President
                                           and Chief Financial Officer



                              BAUSCH & LOMB SURGICAL, INC.


                              By:  /s/ Stephen C. McCluski
                                   -----------------------------------------
                                    Name:  Stephen C. McCluski
                                    Title: Senior Vice President
                                           and Chief Financial Officer



                              OPTEX OPHTHALMOLOGICS, INC.



                              By:  /s/ A. Joseph Rudick
                                   -----------------------------------------
                                    Name:  A. Joseph Rudick
                                    Title: President


                              ATLANTIC TECHNOLOGY VENTURES, INC.



                              By:  /s/ Frederic P. Zotos
                                   -----------------------------------------
                                    Name:  Frederic P. Zotos
                                    Title: Executive Officer